Exhibit 99 Investor Presentation ICR Conference 2025 January 13, 2025

2 Forward-Looking Statements The statements contained in this presentation that are not historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act. These forward-looking statements are made subject to certain risks and uncertainties, which could cause actual results to differ materially from those presented. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof. Such risks and uncertainties include, without limitation: (1) uncertain or unfavorable global economic conditions and impacts from global military conflicts; (2) the Company’s ability to source and ship products to meet anticipated demand; (3) the Company’s ability to successfully manage constraints throughout the global transportation supply chain; (4) changes in the sales prices, product mix or levels of consumer purchases of small electric and specialty housewares appliances; (5) changes in consumer retail and credit markets, including the increasing volume of transactions made through third-party internet sellers; (6) bankruptcy of or loss of major retail customers or suppliers; (7) changes in costs, including transportation costs, of sourced products; (8) delays in delivery of sourced products; (9) changes in or unavailability of quality or cost effective suppliers; (10) exchange rate fluctuations, changes in the import tariffs and monetary policies and other changes in the regulatory climate in the countries in which the Company operates or buys and/or sells products; (11) the impact of tariffs on customer purchasing patterns; (12) product liability, regulatory actions or other litigation, warranty claims or returns of products; (13) customer acceptance of, changes in costs of or delays in the development of new products; (14) increased competition, including consolidation within the industry; (15) changes in customers’ inventory management strategies; (16) shifts in consumer shopping patterns, gasoline prices, weather conditions, the level of consumer confidence and disposable income as a result of economic conditions, unemployment rates or other events or conditions that may adversely affect the level of customer purchases of the Company’s products; (17) changes mandated by federal, state and other regulation, including tax, health, safety or environmental legislation; (18) the Company’s ability to identify, acquire or develop, and successfully integrate, new businesses or new product lines; and (19) other risk factors, including those described in the Company’s filings with the Securities and Exchange Commission, including, but not limited to, the Annual Report on Form 10-K for the year ended December 31, 2023. Furthermore, the future impact of unfavorable economic conditions, including inflation, changing interest rates, availability of capital markets and consumer spending rates remains uncertain. In uncertain economic environments, we cannot predict whether or when such circumstances may improve or worsen, or what impact, if any, such circumstances could have on our business, results of operations, cash flows and financial position.

3 Company Overview Markets Served Who We Are • Core Consumer market is North • Hamilton Beach Brands Holding Company America (U.S., Canada, Mexico, • Long tenured company (115 years) Latin America) • A leading designer, marketer and distributor of a wide range of • Increasing share of the Premium branded small electric household and specialty housewares small kitchen appliance market appliances, as well as commercial products for • Growing presence in global restaurants, fast food chains, bars and hotels Commercial kitchen and hotel • Provider of connected devices and software for home amenities markets healthcare management • Developing global Home Healthcare • Became public in 2017, traded on NYSE under ticker HBB solutions business • Annual revenue: ~$650 million • Annual units sold: 25-30 million • Growing revenue profitability while reducing working capital and debt

4 Investment Highlights 01 02 03 Leader in large and growing Proven innovator with 115 Strong relationships consumer housewares market, years of industry leading R&D with key customers across all with a powerful portfolio of markets and channels, with a iconic brands leading ecommerce presence 04 05 06 07 Six strategic Asset-light business Disciplined capital Experienced initiatives to drive model generates allocation strategy of management team revenue growth and healthy free cash flow reinvestment in executing strategic margin expansion business, returning priorities over time value to shareholders

5 Luxury Powerful Brand Portfolio Flagship brands Hamilton Beach and Proctor Silex are well known and trusted names that have served consumers for 115 years • Core business provides strong foundation to support newer growth initiatives Premium, Commercial, • Exclusive multiyear trademark licensing Home Health and other agreements with increasing number of premium consumer brands sold at higher prices and higher margins • Portfolio offers good, better, best product assortment from Value to Luxury Value

6 Broad Product Assortment ® Participates in high demand Hamilton Beach participates Hamilton Beach brand small in 50+ product categories appliances rank in the Top 3 categories like single-serve often offering multiple brands positions for national brands in coffee, blenders, toaster per category 26 key product sub-categories ovens and grills in the U.S.¹ ¹ Source: Circana, Retail Tracking Service, US Unit Sales, Small Appliances Sub-Categories, 12 months ending September 30, 2024

7 Consistent Product Innovation ® Hamilton Beach’s Good Thinking approach to consumer-driven innovation Goal is to • Gather data/feedback from 25,000+ maximize innovations consumer touchpoints annually with unique consumer • 200+ new product platforms benefits launched over last 5 years • Pipeline of innovative new products focused on core, premium, commercial, home health markets • HBB’s dollar and unit market share grew in North America in 2023 and 2024¹ ¹ Source: Circana September 30, 2024

8 New Products Proprietary & Confidential

9 Best-in-Class Customer Relationships Products distributed through all key channels Global Health North American Consumer Global Commercial Largest customers for flagship brands

10 Strategic Growth Initiatives 01. Drive Core Growth 02. Gain Share in the Premium Market Core Premium Leverage Partnerships and 03. Lead in Global Commercial Market Acquisitions Customer Focused Accelerate Digital 04. Accelerate Growth of Hamilton Beach Health Transformation Health Commercial 05. Accelerate Digital Transformation 06. Leverage Partnerships and Acquisitions

11 01 Strategic initiative Hamilton Beach is the #1 small kitchen appliance national brand in the U.S. by units sold¹ Drive Core • Proctor Silex brand products feature sleek, practical designs at accessible price points Growth • Growth plans to increase revenue and market share focus on innovative new product development • New product launches include new models in high-demand categories including coffee makers, air fryer toaster ovens, blenders, food processors, hand and stand mixers, slow cookers, garment care, and more • Marketing support includes digital, social media and influencers ¹ Source: Circana September 30, 2024

12 02 Strategic initiative Gain Share • Some premium brands are owned while others are used under exclusive multiyear trademark licensing in Premium and other agreements Leveraging • U.S. premium market is ~$3.7 billion; HBB share is brands into ~3%, providing significant room for growth¹ new premium Market lines • Accounted for 15% of HBB revenue in 2023 • Growth plans include new brands such as Numilk machines to create fresh plant-based milks on demand ¹ Source: Circana December 31, 2023

13 Premium New Products

14 03 Strategic initiative • Increasing participation in multi-billion-dollar Lead in Global global market with significant upside • Investing in higher margin products for commercial food service/beverages and Commercial hotel amenities • Accounted for 8% of HBB revenue in 2023 Market • Growth plans include product innovation, increasing sales with existing and new customers, and leveraging HBB partnerships

15 Commercial Growth Plans Regional and global chains expansion • Blending and mixing • Back-of-house food prep Drive growth in Europe, Asia, Africa and India Coffee Numilk commercial machine shops are a prime target

16 04 Strategic initiative 2021 2024 Accelerate Acquired HealthBeacon PLC, a Created Hamilton Beach Health brand medical technology firm Growth of • Opportunity driven by demographics, increased chronic medical conditions, need for at-home treatments, technology • Developing healthcare management tools including remote Hamilton Beach therapeutic monitoring systems • First system is the Smart Sharps Bin provided primarily Health through specialty pharmacies • Revenue model is subscription-based, high margin • Growth plans include adding new patients with existing or new pharmacy customers, increasing conditions treated using the system

17 • Best-in-class retailer support driving 05 prominent brand placement on Strategic initiative leading sites • HBB’s strong product reviews and ratings online build brand equity Accelerate HBB has • Growth plans include online content capitalized on Digital consumer investments to drive awareness/sell- shift to online through, online advertising and other shopping digital marketing strategies Transformation 48% of HBB’s U.S. consumer sales were from ecommerce in 2023, growing at 13% CAGR over the last 5 years

18 Identify businesses that fit strategically 06 within the Hamilton Beach portfolio and Strategic initiative leverage Company’s many strengths PARTNERSHIPS Leverage Partnerships & ACQUISITIONS Acquisitions • Pursue additional trademark licensing agreements • Forge strategic alliances

19

Financial Summary

(In thousands)

- Strong recovery from global supply chain challenges
- Trending above historical profitability

- Asset light model
- Disciplined management of working capital
- Significant reduction of pandemic-related debt

- Cash provided by operating activities $55M (TTM 9/30/2024)

- Disciplined capital allocation strategy to return shareholder value and invest in growth

	Twelve Months Ending		
Income Statement Data	9/30/24	12/31/23	12/31/22
Revenue	$647,834	$625,625	$640,949
Gross Profit	$169,736	$143,676	$129,114
% of Revenue	26.2%	23.0%	20.1%
Operating Profit	$44,622	$35,081	$38,794
% of Revenue	6.9%	5.6%	6.1%

	As of		
Balance Sheet Data	9/30/24	12/31/23	12/31/22
Total Assets	$408,669	$384,702	$388,950
Net Working Capital[1]	$135,362	$162,284	$209,414
Debt	$50,000	$50,000	$110,895
Net Debt[2]	$22,514	$34,630	$109,967

	Twelve Months Ending		
Free Cash Flow	9/30/24	12/31/23	12/31/22
Cash Flow from Operations	$55,130	$88,636	($3,418)
Capital Expenditures	($8,364)	($5,174)	($2,279)
Free Cash Flow[3]	$46,766	$86,463	($5,697)
Capital Allocation			
Debt Addition (Reductions)	($1,266)	($60,916)	$14,383
Cash Dividends Paid	($6,261)	($6,082)	($5,782)
Share Repurchases	($11,469)	($3,074)	($2,979)
Acquisitions	($7,412)	$0	$0

See Appendix for Non-GAAP reconciliations

[1] **NWC:** Inventory plus Trade Receivables Net less Accounts Payable per the face of the Balance Sheet

[2] **Net Debt:** Debt less Cash and Cash Equivalents per the face of the Balance Sheet

[3] **Free Cash Flow:** Cash Flow from Operations less Capital Expenditures

20 Revenue Growth Roadmap Fastest growing areas of HBB's Growth driven by business are expected to be: 6 key strategic • Premium • Commercial initiatives • Health In 2024, the Small Kitchen Appliance market in North America is expected to be above 2023 and that trend is expected to continue in 2025 HBB 2024 total revenue is expected to increase modestly over 2023, outpacing the market due to progress with strategic initiatives

21 Key Margin Drivers Gross profit margin expansion from mix shift to premium and commercial products 01 SG&A leverage as the business scales 02 HBB 2024 operating profit is expected to increase significantly compared to 2023, 03 due to gross profit margin expansion

Hamilton Beach BRANDS
22

Strategic Global Footprint and Asset-Light Business Model

Hamilton Beach outsources manufacturing within the Asia Pacific region

~1% of sales

Results in low capex requirements

Provides significant free cash flow for reinvestment


Key:
Corporate HQ
Regional HQ
3rd Party Manufacturers
Operations
Sales
Health
Minneapolis, Minnesota Sales Office
Markham, Ontario Canada HQ – Sales and Marketing
Belleville, Ontario Distribution Center
Richmond, Virginia Corporate Headquarters All Disciplines
Southern Pines, North Carolina Service Center, HealthBeacon
Bentonville, Arkansas Sales Office
Byhalia, Mississippi Distribution Center
Miami, Florida Sales Office
Orlando, Florida HealthBeacon DC
Tultitlan, Mexico Distribution Center
Mexico City, Mexico Mexico HQ – Sales and Marketing; Administrative
Dublin, Ireland HealthBeacon HQ
Geel, Belgium Distribution Center
3rd Party Manufacturing China
Shanghai, China Sales Office, Engineering, Quality Assurance
Shenzhen, China Engineering, Quality Assurance, Operations, and Distribution Center
3rd Party Manufacturing Asia Pacific

23 Strong Balance Sheet and Liquidity Goal is to maintain a $75M net debt Ample liquidity conservative leverage reduction in 2023, to support growth profile not greater than Further reduced in 2024 investments 2.5x-3x

24 Disciplined Capital Allocation Priorities Reinvest in Return value to shareholders the business • Maintain competitive dividends • Share repurchases Opportunistically buy back stock • Support organic growth o Repurchased 552,864 shares (TTM 9/30/2024) • Disciplined M&A strategy Paid $6.3M o Goal is to offset dilution at a minimum focused on synergistic, in dividends (TTM 9/30/2024) bolt-on opportunities For 2024, Cash Flow from operating activities less cash used for investing activities is expected to be at the high end of HBB’s normalized range of $25 million to $35 million per year.

25 Why Invest in HBB - Recap 01 02 03 Leader in large and growing Proven innovator with 115 Strong relationships consumer housewares market, years of industry leading R&D with key customers across all with a powerful portfolio of markets and channels, with a iconic brands growing ecommerce presence 04 05 06 07 Six strategic Asset-light business Disciplined capital Experienced initiatives to drive model generates allocation strategy of management team revenue growth and healthy free cash flow reinvestment in executing strategic margin expansion business, returning priorities over time value to shareholders

Thank You

Appendix

28 As of Net Working Capital 9/30/24 12/31/23 12/31/22 Non-GAAP Trade receivables, net $99,049 $135,434 $115,135 Inventory $164,802 $126,554 $156,038 Disclosure Less: Accounts Payable $128,489 $99,704 $61,759 • Net working capital, net debt and Net Working Capital $135,362 $162,284 $209,414 free cash flow are non-GAAP financial measures that As of management uses in evaluating Net Debt 9/30/24 12/31/23 12/31/22 financial position. The presentation of these measures is not intended Total debt $50,000 $50,000 $110,895 to be considered in isolation from, Less: Cash and cash equivalents $22,602 $15,370 $928 as a substitute for, or as superior to, Less: Highly liquid short-term investments $4,903 $0 $0 the financial information prepared Net Debt $22,495 $34,630 $109,067 and presented in accordance with U.S. GAAP. The presentation of Twelve Months Ending these measures may be different Free Cash Flow 9/30/24 12/31/23 12/31/22 from non-GAAP financial measures Cash Flow from Operations $55,130 $88,636 ($3,418) used by other companies. A Less: Capital Expenditures $8,364 $5,174 $2,279 reconciliation of these measures to Free Cash Flow $46,766 $86,463 ($5,697) its most directly comparable GAAP measure is provided in the table.

29 Presenters Scott Sally Tidey Cunningham President and SVP, CFO, Treasurer CEO President and CEO since October Joined company in February 2023, bringing 2024. Previously Senior Vice strong public company experience and track President, Global Sales. Joined record of value creation, digital transformation, company in 1993 and served in roles M&A integration. Previous public company of increasing responsibility. experience. Experienced management team with proven ability to execute and deliver results